                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  March 16, 2001


                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

         Virginia                         0-16751                 54-1443350
(State of Incorporation)          (Commission File Number)      (IRS Employer
                                                             Identification No.)
                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

         Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chairman and Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings.

         This presentation provides an overview of NTELOS' strategy, transactions and performance through the fourth quarter of 2000 and certain guidance for 2001. Included are statistical reviews of our core services (digital PCS, Internet, and local telephone service).

         The presentation is available on the company's website at www.ntelos.com.

NTELOS

Photo of products and customers.

Company Overview

 .  Regionally-focused ICP concentrating on high-growth sectors
   -  PCS: 11.0MM pops
   -  Internet: 60 markets
   -  Wireline: CLEC (9 markets)
                Long Haul
                ILEC (3 markets)

 .  Long operating history, founded in 1897
   -  Public for over 30 years
   -  Wireless service since 1991

 .  Strong Local presence and brand
 .  Facilities-based
 .  Established "mid-stage" telco
   -  350,000 customers
   -  Over $500mm CAPEX from 1996-2000

 .  Fully-Funded Business Plan

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, and Portions of Pennsylvania

The Transactions
- --------------------------------------------------------------------------------

- --------------------------------     -----------------------------------     --------------------------------
|                              |     |                                 |     |     Divestiture of           |
|       Preferred Stock        |     |        Debt Financing           |     |     Non-Core Assets          |
|  o $225MM from Welsh Carson  |     | o $325MM Senior Credit Facility |     | o Directory assistance       |
|  o $25MM from MSDW           |     | o $375MM Senior and             |     | o Communications towers      |
|                              |     |   Subordinated Notes            |     | o Additional non-core assets |
- --------------------------------     -----------------------------------     --------------------------------
                  |                                 |      $700MM                     |
                  |                                 |                                 |
                  |       $250MM               ----------------    $60MM +            |
                  |                            |              |                       |
                  -----------------------------|    NTELOS    |------------------------
                  |                            |              |               Up to   |
                  |     $408.6MM +             ----------------               $250MM  |
                  |  Asset Swaps +                   |           3.7MM                |
                  |  Assumed Leases                  |           shares               |
- ------------------------------------   ----------------------------------    ---------------------------------------
|          Richmond-Norfolk        |   |                                |    |                                     |
|          PCS Acquisition         |   |      R&B Communications        |    |        VA and WVA PCS               |
|  o $408.6MM cash                 |   |            Merger              |    |        Alliance Recap               |
|  o Swap cellular assets of RSA 5 |   | o Stock-for-stock              |    | o Inter-company loan                |
|    and RSA 6                     |   | o Long-time partner in all key |    | o Refinance credit facilities       |
|  o Assume $20MM in capital leases|   |   businesses                   |    | o Pro forma ownership               |
|  o Contiguous PCS footprint      |   | o Consolidate ownership of PCS |    |   o 91.1% of Virginia Alliance      |
|                                  |   |   Alliances                    |    |   o 78.9% of West Virginia Alliance |
- ------------------------------------   ----------------------------------    ---------------------------------------

Established Regional ICP
- ------------------------------------------------------------------------------

Invested Capital
- ----------------
($MM)

[Graph]

        PCS     Other   Total
        ---     -----   -----
1996    98.1    21.0    119.1
1997    68.1    22.2    90.3
1998    63.6    20.8    84.4
1999    61.5    43.6    105.1
2000    77.3    37.0    114.3


Customer Base
- -------------
(000s)

[Graph]

         PCS       ILEC/CLEC      Internet
      Subscribers  Access Lines   Subscribers   Total
      ----------   ------------   -----------   -----
1995                  41.7                      41.7
1996                  43.4           0.3        43.7
1997     23.8         45.5           4.8        74.1
1998     69.8         48.9           8.7       127.4
1999    122.1         59.3          47.3       228.7
2000    168.4         72.5          62.9       303.8

Pro Forma Service Footprint (12/31/00)
- ------------------------------------------------------------------------------


           PCS
- -----------------------------
o  11,032,828 PCS pops
o  168,436 PCS subscribers
o  702 cell sites

          Wireline
- -----------------------------
o  51,959 ILEC access lines
o  20,545 CLEC access lines
o  1,500 route miles
o  62,916 Internet subscribers


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, Portions of Tennessee, and Portions of Kentucky showing regions with:

PCS, CLEC and Internet
PCS & ISP
PCS
Richmond-Norfolk PCS
CLEC and ISP
ILEC
AT&T Swap

Transition and Integration - Virginia East (Formerly PrimeCo)
- ------------------------------------------------------------------------------

o  Organizational Integration Completed

o  Functional Transition Completed For:
      -  Human Resources
      -  Inside Sales
      -  Purchasing
      -  Branding Campaign
      -  New Service Plans
      -  Fraud Management
      -  Customer Care

o  Transition Scheduled for Mid-2001
      -  Pre-Pay Platform
      -  Billing Conversion


Picture of new customer care center - Portsmouth, VA

Fiber Network Expansion
- ------------------------------------------------------------------------------

o  1,500 route miles; 32,000 fiber miles

o  Connectivity to major retail cities

o  Differentiating characteristics
   -  Wholesale Revenue Stream
   -  Significant operating cost reduction
   -  Significant increase in reliability

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing Fiber Network expansion plans at:

  End of year 2000
  Early 2001
  Planned

Pro Forma PCS Statistics

Subscribers
- -----------
(000s)

[Graph]
                     Richmond-
        Alliances   Norfolk PCS    Total
        ---------   -----------    -----
1Q 99     19.1        68.6          87.7
2Q 99     24.2        73.7          97.9
3Q 99     30.5        74.9         105.4
4Q 99     43.3        78.9         122.2
1Q 00     55.2        86.4         141.6
2Q 00     63.5        88.0         151.5
3Q 00     69.4        88.3         157.7
4Q 00     80.7        87.7         168.4
2001E*                             230.4 - 239.4

* 2001 Guidance Range


Revenues and EBITDA
- -------------------
($ MMs)

[Graph]

        EBITDA   Revenues
        ------   --------
1Q 99   (9.6)      15.1
2Q 99   (8.0)      16.6
3Q 99   (5.7)      17.2
4Q 99   (8.9)      19.6
1Q 00   (8.9)      21.2
2Q 00   (4.7)      23.8
3Q 00   (5.7)      23.9
4Q 00  (10.3)      23.1


* SAB 101 adopted 4Q 00

PCS Operating Strategy
- ------------------------------------------------------------------------------

o  Own and control licenses, network, distribution channels and brand

o  Focus on in-region market niche with localized marketing
     -  Intra-regional "one-rate" plans (88-94% of subscribers)
     -  National "one-rate" (6-12% of subscribers)

o  Expand robust digital CDMA PCS network

o  Emphasize customer service via consolidated selling effort and single bill

o  Target attractive markets
     -  Individual - convenience users in the 25-45 age group
     -  Business - regional small to medium sized businesses

o  Wholesale Provider of Wireless Network
     -  Sprint/Horizon Agreement

Wireline Overview
- ------------------
100% digital platform with best-in-class equipment


            CLEC
            ----
o  20,545 business access lines
o  9 markets; 11 COs
o  Interconnection agreements in
   VA, WV and TN with Sprint and
   Verizon


   Internet                          ILEC
   --------                          ----
o  61,261 customers      o  51,959 residential/business
o  1,655 DSL Customers      access lines
o  60 markets            o  Leading ILEC service provider in VA
o  Dial-up access
o  DSL in 16 markets

Integrated CLEC Operating Strategy
- ------------------------------------------------------------------------------

o  Hybrid facilities-based/ "smart-build" strategy
     -  Leverage our fiber optic network and ILEC switching platform
     -  Remote switching in COs

o  Target businesses through a direct sales strategy

o  Bundle local service with long distance, DSL and digital PCS
     -  PCS service emphasized

o  Leverage local brand name recognition and strong customer service

o  Focus on long-term, sustainable revenues

Pro Forma CLEC Statistics
- ------------------------------------------------------------------------------

Business Access Lines
- ---------------------
($000s)

[Graph]

      NTELOS    R&B
       Lines   Lines  Total
       -----   -----  -----
1Q 99   0.9     1.6    2.5
2Q 99   2.3     2.6    4.9
3Q 99   4.0     3.1    7.1
4Q 99   5.8     4.0    9.8
1Q 00   8.9     4.4   13.3
2Q 00   12.4    5.0   17.4
3Q 00   13.2    5.0   18.2
4Q 00   14.6    5.9   20.5
2001E*                30.5 - 32.5

* 2001 Guidance Range

Revenues and EBITDA
- -------------------
($000s)

[Graph]

       EBITDA     Revenues
       ------     --------
1Q 99   (295)        647
2Q 99   (404)        884
3Q 99   (334)      1,132
4Q 99   (501)      1,453
1Q 00   (486)      2,013
2Q 00   (820)      2,180
3Q 00   (764)      2,245
4Q 00   (588)      2,883

Favorable ILEC Regulatory Environment
- ------------------------------------------------------------------------------

o  No competition in ILEC markets to date, despite deregulation

o  ILEC operates under small company status, which is lightly regulated

o Virginia State Corporation Commission has taken a progressive stance on supporting the value of rural telephone companies and the role they play in economic development in these regions

o  Process for rate increases is less cumbersome than for large telcos

Pro Forma ILEC Statistics
- ------------------------------------------------------------------------------

Access Lines
- ------------
(000s)

[Graph]

      NTELOS    R&B
       Lines   Lines  Total
       -----   -----  -----
1Q 99   37.1   10.8   47.9
2Q 99   37.3   10.9   48.2
3Q 99   37.5   11.3   48.8
4Q 99   37.9   12.2   50.1
1Q 00   38.3   12.3   50.6
2Q 00   39.1   12.3   51.4
3Q 00   39.4   12.3   51.7
4Q 00   39.7   12.3   52.0
2001E*                54.0

* Guidance 2001


Revenues and EBITDA
- -------------------
(000s)

[Graph]

        EBITDA   Revenues
        ------   --------
1Q 99   6,642      9,880
2Q 99   7,024     10,251
3Q 99   6,503     10,054
4Q 99   6,293     10,018
1Q 00   6,407     10,171
2Q 00   6,037     10,072
3Q 00   6,265     10,178
4Q 00   7,102     10,743

Internet Operating Strategy
- ------------------------------------------------------------------------------

o  Broad product offering of fast and reliable services
     -  Offers local dial-up, dedicated and discounted bundled services
     -  All digital network
     -  Web hosting available
     -  Low modem-to-customer ratio (9:1)

o  24/7 customer care

o  High speed data services
     -  Aggressive rollout strategy
     -  DSL: offered in a growing number of markets in four states
     -  Wireless spectrum: LMDS (1.3MM POPs), MMDS (850,000) households

Pro Forma Internet Statistics
- -----------------------------


Subscribers
- -----------
(000s)

[Graph]

      NTELOS    R&B   Total
      ------    ---   -----
1Q 99    9.1    1.4   10.5
2Q 99   16.7    1.4   18.1
3Q 99   31.6    1.8   33.4
4Q 99   45.7    2.1   47.8
1Q 00   54.4    2.2   56.6
2Q 00   57.0    2.3   59.3
3Q 00   57.6    2.1   59.7
4Q 00   60.8    2.1   62.9
2001E*                69.9 - 71.4

* 2001 Guidance Range


Revenues and EBITDA
- -------------------
(000s)

[Graph]

        EBITDA   Revenues
        ------   --------
1Q 99   (249)        630
2Q 99   (325)        921
3Q 99   (249)      1,704
4Q 99     86       2,949
1Q 00     84       3,652
2Q 00    197       4,142
3Q 00    431       4,347
4Q 00    407       4,586

Extensive Retail Distribution Focused on Customer Care
- ------------------------------------------------------------------------------

o  Sales force representatives
     -  108 retail
     -  30 business
     -  14 CLEC

o  Indirect Sales

o  Company-owned retail stores
     -  46 current
     -  61 by end-of-year 2001

o  Inside Sales

Photo of retail center.

When Quality Matters
- --------------------

Hospitals
- ---------
o  Augusta Health Care
   -  PRI CLEC Service

o  Rockingham Memorial Hospital
   -  PRI CLEC Service
   -  Private Fiber Network
   -  100 meg Circuit
   -  PCS

o  Genesis (1)
   -  PRI CLEC Service
   -  Private Fiber Network

(1) Services contracted to begin in early 2001

Colleges and Universities
- -------------------------

o  James Madison University
   -  PRI Service
   -  100 meg Circuits
   -  PCS

o  Eastern Mennonite University
   -  PRI Service
   -  PCS

o  Mary Baldwin College
   -  PRI Service

o  Bridgewater College
   -  T-1 Internet Service
   -  PRI Service

o  Liberty University
   -  PRI Service
   -  PCS

Pro Forma Historical Financial Statistics/2001 Guidance
- -----------------------------------------------------

Revenues
- --------
($MM)

[Graph]

                 Wireline/
        PCS      Other
        ---      -----
1995       -     49.9
1996     0.7     55.7
1997    11.3     61.8
1998    37.3     70.8
1999    72.1     81.4
2000    92.0     93.3
2001E* 144.0     96.0

* 2001 Guidance: Annualized 4Q01 run-rate for PCS Revenues of $35 to $37MM and Wireline Revenues of $24MM.

EBITDA
- ------
($MM)

[Graph]

                 Wireline/
        PCS      Other
        ---      -----
1995       -     26.0
1996   (14.9)    28.1
1997   (28.0)    32.7
1998   (31.2)    36.8
1999   (32.2)    38.1
2000   (29.6)    37.1

2001 Guidance: PCS EBITDA approaching breakdown 3Q01 down again slightly 4Q01. Wireline EBITDA just over $9MM 4Q01 Run-Rate

Capital Expenditures
- --------------------
($MM)

[Graph]

                 Wireline/
        PCS      Other
        ---      -----
1995    7.3      15.2
1996    98.1     21.0
1997    68.1     22.2
1998    63.6     20.8
1999    61.5     43.6
2000    77.3     37.0
2001E*  70.0     30.0

* 2001 Guidance: Total CAPEX $90 to $100MM; PCS CAPEX of $60-$70MM

Investment Highlights

o  Transactions solidify position as regional PCS / ICP powerhouse

o  Region's first and largest PCS provider utilizing CDMA technology

o  Established, local CLEC and ILEC presence provides stable revenues

o  Internet growth increases bundled service offerings

o  Significant liquidity and financial flexibility

     -  Positive EBITDA
     -  $250MM of new preferred stock
     -  $150MM available at closing under senior credit facility
     -  $100MM+ in non-core assets available for sale

o  Strong Financial Sponsor

     -  Welsh Carson Anderson & Stowe

o  Experienced management team

Forward-Looking Statements

The Company wishes to caution readers that forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in reports filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTELOS Inc.
                                        (Registrant)

                                        By:   /s/ Michael B. Moneymaker
                                           ------------------------------
                                           Michael B. Moneymaker
                                           Chief Financial Officer and Senior
                                           Vice President, Treasurer and
                                           Secretary


Date:  March 16, 2001